UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2009

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
 (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Glenn E. Moyer, President and CEO of National Penn Bancshares, Inc. (“NPB”),  Michael R. Reinhard, CFO of NPB, and Michelle H. Debkowski, IRO of NPB, presented at the SunTrust Robinson Humphrey Financial Services Unconference on May 19, 2009.  The slides that accompanied the presentation are furnished in this report, pursuant to this Item 7.01, as Exhibits 99.1, and are incorporated herein by reference.  Without limiting the generality of the foregoing, the text of the slide entitled “Safe Harbor Regarding Forward Looking Statements” is incorporated by reference into this Item 7.01.  No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Slide presentation for National Penn Bancshares, Inc. made on May 19, 2009 (furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	May 19, 2009	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	Senior Executive Vice President and COO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation for National Penn Bancshares, Inc. made on May 19, 2009. (EST) (filed pursuant to Item 7.01 hereof).